                                                                    EXHIBIT 4.8

COMMON STOCK                                                       COMMON STOCK
PAR VALUE $1.00                                                 PAR VALUE $1.00
NUMBER                                                              SHARES

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERRABLE IN THE CITIES OF CHICAGO, IL, LOS ANGELES, CA OR NEW YORK, NY

THE TIMES MIRROR COMPANY

THIS CERTIFIES THAT
IS THE RECORD HOLDER OF
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF
The Times Mirror Company transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
COUNTERSIGNED AND REGISTERED:
HARRIS TRUST COMPANY OF CALIFORNIA
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE
[LOGO]
CHAIRMAN OF THE BOARD

SECRETARY
[SEAL]

[CERTIFICATE BACK]

THE TIMES MIRROR COMPANY

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights which are set forth in full in the Certificate of Incorporation, as restated or amended. Such requests shall be made in writing to the Corporation's Secretary at the principal office of the Corporation in Los Angeles, California.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                     UNIF GIFT MIN ACT - __________ CUSTODIAN _____________
TEN ENT - as tenants by the entireties                                   (Cust)                (Minor)
JT TEN  - as joint tenants with right of                               under Uniform Gifts to Minors
          survivorship and not as tenants                              Act_______________________________
          in common                                                                (State)

                                                   UNIF TRF MIN ACT  - ________ CUSTODIAN (until age ____)
                                                                        (Cust)
                                                                       _________ under Uniform Transfers
                                                                        (Minor)
                                                                       to Minors Act ____________________
                                                                                           (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature

Signature

NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED
By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.